                       STOCKHOLDERS AND VOTING AGREEMENT

    STOCKHOLDERS AND VOTING AGREEMENT, dated as of August 25, 1999 (the "AGREEMENT"), among Questor Partners Fund II, L.P., a Delaware limited partnership ("FUND II"), Questor Side-by-Side Partners II, L.P., a Delaware limited partnership (the "SIDE-BY-SIDE FUND"), and Questor Side-by-Side Partners II 3(c)(1), L.P., a Delaware limited partnership (the "3(c)(1) FUND" and together with Fund II and the Side-by-Side Fund, the "QUESTOR INVESTORS") and the stockholders listed on Schedule A hereto (the "EXISTING INVESTORS").

    WHEREAS, concurrently herewith, the Questor Investors are entering into the Series F Senior Voting Convertible Preferred Stock Purchase and Registration Rights Agreement (the "PURCHASE AGREEMENT") dated as of the date hereof by and among Aegis Communications Group, Inc., a Delaware corporation (the "Company"), the Questor Investors, and the Existing Investors;

    WHEREAS, the Purchase Agreement provides, among other things, for (i) the sale and issuance (the "STOCK ISSUANCE") of an aggregate of 46,750 shares of the Company's Series F Senior Voting Convertible Preferred Stock (the "SERIES F PREFERRED"), (ii) amendment of the Certificate of Incorporation of the Company
(A) to increase the authorized shares of capital stock of the Company from 100 million shares of Common Stock and 1 million shares of Preferred Stock to 200 million shares of Common Stock and 2 million shares of Preferred Stock and
(B) to delete Article SIXTH thereof to the extent that it provides for classification of the Board of Directors into three separate classes (together, the "CHARTER AMENDMENTS"), and (iii) the calling of a meeting of the Existing Investors of the Company and the solicitation of proxies in connection with the foregoing and the election of a new Board of Directors;

    WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement; and

    WHEREAS, the Questor Investors have required, as a condition to its entering into the Purchase Agreement, that each Existing Investor enter into, and each such Existing Investor has agreed to enter into, this Agreement.

    NOW, THEREFORE, to induce the Questor Investors to enter into, and in consideration of its entering into, the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. REPRESENTATIONS AND WARRANTIES OF EACH EXISTING INVESTOR. Each Existing Investor hereby severally represents and warrants to the Questor Investors as follows:

        (a) OWNERSHIP OF SHARES. (i) Such Existing Investor is (A) the record holder and beneficial owner of or (B) sole trustee of a trust that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such trustee, a "TRUSTEE") of, the number of shares of the voting stock of the Company (the "COMPANY VOTING STOCK"), set forth opposite such Existing Investor's name on SCHEDULE A hereto (collectively, the "EXISTING SHARES," and together with any shares of Company Voting Stock acquired by such Existing Investor after the date hereof and prior to the termination hereof, whether upon exercise of options or warrants, conversion of convertible securities, purchase, exchange or otherwise, the "SHARES") and (ii) such Existing Investor has (A) sole power of disposition, and
    (B) sole voting power, in each case with respect to all of such Existing Investor's Existing Shares, and with no restrictions on such rights, other than pursuant to the Existing Investors Agreement dated July 9, 1998 by and among ATC Communications Group, Inc. and the other parties enumerated therein (the "ORIGINAL STOCKHOLDERS AGREEMENT"). On the date hereof, the Existing Shares set forth opposite such Existing Investor's name on SCHEDULE A constitute all of the shares of Company Voting Stock owned of record or beneficially by such Existing Investor.

        (b) POWER; BINDING AGREEMENT. Such Existing Investor has all requisite legal capacity, power and authority to enter into and perform all of such Existing Investor's obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by such Existing Investor and constitutes a valid and binding agreement of such Existing Investor, enforceable against such Existing Investor in accordance with its terms. There is no beneficiary of, or holder of, a voting trust certificate or other interest of any trust of which an Existing Investor is Trustee whose consent is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. If such Existing Investor is married and such Existing Investor's Shares constitute community property or otherwise require spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Existing Investor's spouse, enforceable against such spouse in accordance with its terms.

        (c) NO CONFLICTS. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Existing Investor and the consummation by such Existing Investor of the transactions contemplated hereby, and neither the execution and delivery of this Agreement by such Existing Investor nor the consummation by such Existing Investor of the transactions contemplated hereby nor compliance by such Existing Investor with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable trust, partnership agreement, or other organizational documents applicable to such Existing Investor; (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification, prepayment or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Existing Investor is a party or by which such Existing Investor or any of such Existing Investor's properties or assets may be bound or (C) violate any order, writ, injunction, decree, judgment, statute, rule, regulation or governmental permit or license applicable to such Existing Investor or any of such Existing Investor's properties or assets.

        (d) ABSENCE OF LIENS. Such Existing Investor's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Existing Investor, or by a nominee or custodian for the benefit of such Existing Investor, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings, arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder and under the Original Stockholders Agreement.

        (e) NO BROKERS. No broker, investment banker, financial adviser or other Person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Existing Investor.

        (f) REVIEW OF PURCHASE AGREEMENT. Such Existing Investor understands and acknowledges that the Questor Investors are entering into the Purchase Agreement in reliance upon such Existing Investor's execution and delivery of this Agreement. Such Existing Investor has read the Purchase Agreement carefully and fully understands the terms and provisions thereof.

    2.  AGREEMENT TO VOTE; PROXY.

        (a) VOTING. Each Existing Investor hereby severally agrees that, during the time this Agreement is in effect, at any meeting of the Existing Investors of the Company, at any adjournment thereof or in any other circumstance in which a vote, consent or approval (including any written consent of the stockholders of the Company) of the Existing Investors of the Company is called for, such Existing Investor shall, including by initiating a written consent solicitation if requested by the Company or the

    Questor Investors, vote (or cause to be voted) the Shares of such Existing Investor (i) in favor of the Stock Issuance, the Charter Amendments, the election of six directors designated by Thayer and six directors designated by Questor, and each of the other transactions contemplated by the Purchase Agreement and this Agreement and any actions required in furtherance hereof and thereof; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Purchase Agreement, the Existing Investors Agreement, the Certificate or this Agreement and (iii) except as specifically requested in writing by the Company or the Questor Investors, in advance, against the following actions (other than the Stock Issuance and the other transactions contemplated by the Purchase Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or its Subsidiaries or a reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries; (C) any change in the majority of the Board of Directors of the Company; (D) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation other than as described above; (E) any other material change in the Company's corporate structure or business; and
    (F) any other action which would impede, frustrate, interfere with, delay, postpone, discourage or materially adversely affect the Stock Issuance, the transactions contemplated by the Purchase Agreement or this Agreement or the contemplated economic benefits of any of the foregoing. Such Existing Investor shall not take any action or commit to or enter into any agreement or understanding with any Person prior to the Termination Date (as defined in Section 7 hereof) to act in any manner inconsistent with clause (i),
    (ii) or (iii) of the preceding sentence.

        (b) PROXY. EACH EXISTING INVESTOR HEREBY GRANTS TO, AND APPOINTS EACH OF THE QUESTOR INVESTORS AND EACH OF HENRY L. DRUKER AND ROBERT E. SHIELDS AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF THE QUESTOR INVESTORS, AND ANY OTHER DESIGNEE OF THE QUESTOR INVESTORS, AS SUCH EXISTING INVESTOR'S IRREVOCABLE PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR TAKE OTHER ACTION WITH RESPECT TO THE SHARES AS INDICATED IN SECTION 2(a) ABOVE. EACH EXISTING INVESTOR INTENDS THIS PROXY TO BE IRREVOCABLE AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION AND EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH EXISTING INVESTOR WITH RESPECT TO SUCH EXISTING INVESTOR'S SHARES. NOTWITHSTANDING THE FOREGOING, THIS PROXY SHALL BE AUTOMATICALLY REVOKED WITHOUT ANY FURTHER ACTION ON THE PART OF ANY EXISTING INVESTOR OR THE QUESTOR INVESTOR ON THE TERMINATION DATE.

    3. CERTAIN COVENANTS OF THE EXISTING INVESTORS. Except in accordance with the terms of this Agreement, each Existing Investor hereby severally covenants and agrees as follows:

        (a) RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE; RESTRICTION ON WITHDRAWAL. Such Existing Investor shall not, directly or indirectly:
    (i) except pursuant to the terms of the Purchase Agreement and this Agreement, and except for gifts to family members who either are signatories to this Agreement or who, upon such gift, become signatories to this Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (each, a "Disposition"), enforce or permit the execution of the provisions of any agreement with the Company whereby the Company may be obligated to repurchase, or enter into any other contract, option or other arrangement or understanding with respect to, or otherwise consent to the Disposition of, any or all of such Existing Investor's Shares or any interest therein; (ii) except as contemplated hereby, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares or (iii) take any action that would make any representation or warranty of such Existing Investor contained herein untrue or incorrect or have the effect of preventing or disabling such Existing Investor from performing such Existing Investor's obligations under this Agreement.

        (b) NO TERMINATION OR CLOSURE OF TRUSTS. Such Existing Investor, if a Trustee, shall not take any action to terminate, close or liquidate any such trust and shall take all steps necessary to maintain the existence thereof at least until the first to occur of (i) the Closing Date or (ii) the Termination Date, in each case unless, in connection therewith, the Shares held by any trust which are presently subject to the terms of this Agreement are transferred upon termination to one or more Existing Investors and remain subject in all respects to the terms of this Agreement.

    4. FURTHER ASSURANCES. From time to time, at any party's request and without further consideration, each other party shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

    5. CERTAIN EVENTS. Each Existing Investor agrees that this Agreement and the obligations hereunder shall attach to such Existing Investor's Shares and shall be binding upon any Person to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Existing Investor's heirs, guardians, administrators or successors, or as a result of any divorce.

    6. STOP TRANSFER. Each Existing Investor agrees with, and covenants to, the Questor Investors that such Existing Investor shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Existing Investor's Shares, unless such transfer is made in compliance with this Agreement. Each Existing Investor agrees, with respect to any Shares in certificated form, that such Existing Investor will tender to the Company, within ten business days after the date hereof, the certificates representing such Shares and the Company will inscribe upon such certificates the following legend:

    "THE SHARES OF AEGIS COMMUNICATIONS, INC. (THE "COMPANY") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AND VOTING AGREEMENT DATED AS OF AUGUST 25, 1999, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, EXCEPT IN ACCORDANCE THEREWITH. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.".

    7. TERMINATION. This Agreement shall terminate as follows: (a) if the Purchase Agreement is terminated pursuant to Section 21(a) or (b) of the Purchase Agreement, as of the date of such termination, provided that in the event Questor terminates the Agreement as a result of or in connection with the failure of any condition set forth in Section 17(a) of the Purchase Agreement caused by, resulting from or arising out of or in connection with a material breach of the Purchase Agreement by the Company or the Existing Investors, this Agreement shall terminate 3 months following the date of termination of the Purchase Agreement, (b) if the Stock Issuance occurs, upon the Closing Date. The date of termination of this Agreement is referred to herein as the "TERMINATION DATE."

    8.  MISCELLANEOUS.

        (a) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement (i) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and
    (ii) shall not be assigned by operation of law or otherwise without the prior written consent of (A) in the case of an assignment by an Existing Investor, the Questor Investors, and (B) in the case of an assignment by the Questor Investors, each Existing Investor.

        (b) AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto; PROVIDED, HOWEVER, that SCHEDULE A may be supplemented by the Questor Investors without the agreement of any other party, by adding the name and other relevant information concerning any stockholder of the Company who agrees to be bound by the terms of this Agreement, and thereafter such added stockholder shall be treated as an "EXISTING INVESTOR" for all purposes of this Agreement.

        (c) NOTICES. All notices and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, facsimile, telex or other standard form of telecommunications, by courier service, or by registered or certified mail, postage prepaid, return receipt requested, addressed if to the Questor Investors, to:

           Questor Management Company
           4000 Town Center
           Suite 530
           Southfield, Michigan 48075
           Fax: (248) 213-2215
           Attention:

        and if to an Existing Investor, to such Existing Investor's address or facsimile number set forth in Schedule A hereto, or to such other address or facsimile number as the Person to whom notice is given shall have previously furnished to the others in writing in the manner set forth above.

        (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

        (e) ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement and no Existing Investor shall oppose the granting of such relief.

        (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which when taken together shall constitute one and the same Agreement.

        (g) DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        (h) SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

        (i)  DEFINITIONS; CONSTRUCTION.  For purposes of this Agreement:

           (i) "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including ownership pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities beneficially owned by a Person shall include securities beneficially owned by all other Persons with whom such Person would constitute a "GROUP" as described in Rule 13d-5 under the Exchange Act.

           (ii) "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

          (iii) In the event of a stock dividend or distribution, or any change in the Company's Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions related to the Shares and any shares into which or for which any or all of the Shares may be changed or exchanged.

    IN WITNESS WHEREOF, the Company, Questor Investors and each Existing Investor have caused this Agreement to be duly executed as of the day and year first above written.

                                        THE QUESTOR INVESTORS:

                                        QUESTOR PARTNERS FUND II, L.P.
                                        a Delaware limited partnership

                                        By: Questor General Partner II, L.P.,
                                            its General Partner

                                        By: Questor Principals II, Inc.,
                                            its General Partner

                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:

                                        Address: c/o Organization Services, Inc.
                                                  3411 Silverside Road
                                                  Wilmington, Delaware 19810
                                                  Attention: Gilbert Warren

                                        With a copy to:

                                        Questor Management Company

                                        Address: 4000 Town Center
                                                 Suite 530
                                                 Southfield, Michigan 48075

                                        QUESTOR SIDE-BY-SIDE PARTNERS II, L.P.
                                        a Delaware limited partnership

                                        By: Questor Principals II, Inc.

                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:

                                        Address: c/o Organization Services, Inc.
                                                  3411 Silverside Road
                                                  Wilmington, Delaware 19810
                                                  Attention: Gilbert Warren

                                        With a copy to:

                                        Questor Management Company
                                        Address: 4000 Town Center
                                                 Suite 530
                                                 Southfield, Michigan 48075

                                        QUESTOR SIDE-BY-SIDE
                                        PARTNERS II 3(C), L.P.
                                        a Delaware limited partnership

                                        By: Questor Principals II, Inc.

                                        By:
                                             -----------------------------------
                                        Name:
                                        Title:

                                        Address: c/o Organization Services, Inc.
                                                  3411 Silverside Road
                                                  Wilmington, Delaware 19810
                                                  Attention: Gilbert Warren

                                        With a copy to:

                                        Questor Management Company
                                        Address: 4000 Town Center
                                                Suite 530
                                                Southfield, Michigan 48075

                                     THE EXISTING INVESTORS:

                                     TC CO-INVESTORS, LLC
                                     a Delaware limited liability company

                                     By: TC Management Partners, LLC
                                         a Delaware limited liability company,
                                         its General Partner

                                     By:
                                        -----------------------------------
                                         Name:
                                         Title:
                                         Address: 1455 Pennsylvania Avenue, N.W.
                                                  Washington, D.C. 20004

                                     THAYER EQUITY INVESTORS III, L.P.
                                     a Delaware limited partnership

                                     By: TC Equity Partners, LLC
                                         a Delaware limited liability company,
                                         its General Partner

                                     By:
                                        -----------------------------------
                                         Name:
                                         Title:

                                         Address: 1455 Pennsylvania Avenue, N.W.
                                                  Washington, D.C. 20004

                                          ITC SERVICES COMPANY
                                          a Delaware corporation

                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                          Address:

                                          EDWARD BLANK

                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                          Address:

                                          TRUSTS CREATED BY EDWARD BLANK AS BOTH
                                          GRANTOR AND TRUSTEE UNDER ARTICLE
                                          FOURTH OF THE EDWARD BLANK 1995
                                          GRANTOR RETAINED ANNUITY TRUST

                                          a New Jersey trust

                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                          Address:

                                          CODINVEST LIMITED
                                          a British Virgin Island corporation

                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                          Address:

                                                                      SCHEDULE A

EXISTING INVESTOR
NAME AND ADDRESS:                                           CLASS OF SHARES    NUMBER OF SHARES*   VOTING POWER**
---------------------------------------------------------  ------------------  ------------------  ---------------
THAYER EQUITY INVESTORS III, L.P.........................  Common Stock              19,224,493      19,224,493
  1445 Pennsylvania Ave., NW
  Suite 3500                                               Series D and E               110,155              -- (a)
  Washington, DC 20004                                     Convertible
                                                           Preferred Stock

TC CO-INVESTORS III, L.P.................................  Common Stock                 153,359         153,359
  1445 Pennsylvania Ave., NW
  Suite 3500
  Washington, DC 20004

EDWARD BLANK.............................................  Common Stock               2,989,135       2,989,135
  1250 Broadway, 37th Floor
  New York, NY 10001                                       Series E                       5,106              -- (a)
                                                           Convertible
                                                           Preferred Stock

EDWARD BLANK 1995 GRANTOR
  RETAINED ANNUITY TRUST.................................  Common Stock                 707,525         707,525
  1250 Broadway, 37th Floor
  New York, NY 10001                                       Series E                       1,211              -- (a)
                                                           Convertible
                                                           Preferred Stock

ITC SERVICE COMPANY......................................  Common Stock               2,835,123       2,835,123
  1239 O.G. Skinner Drive
  West Point, GA 31833                                     Series E                       4,846              -- (a)
                                                           Convertible
                                                           Preferred Stock

CODINVEST LIMITED........................................  Common Stock               2,200,000       2,200,000
  Road Town
  Tortola, British Virgin Islands

------------------------

(a) The Series D and E Preferred Stock is non-voting.

 * If the Existing Investor listed is a trustee rather than the direct record and beneficial owner of any of the shares, indicate the number of shares that are held in the capacity of trustee.

** Indicate number of votes, in the aggregate, which may be cast at a meeting of stockholders of the Company.